Exhibit 1.1
Industry Canada    Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

WEX PHARMACEUTICALS INC.	220185-2

Name of corporation — Dénomination de la société	Corporation number — Numéro de la société

I hereby certify that the articles of the above-named corporation were amended:	Je certifie que les statuts de la société susmentionnée ont été modifiés:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à I’avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes designant une série d’actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c) en vertu de 1’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles reorganization;	☐	d) en vertu de 1’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;
/s/ Richard G. Shaw		October 16, 2007 / le 16 octobre 2007
Richard G. Shaw		Date of Amendment — Date de modification
Director — Directeur

Industry Canada	Industrie Canada
Corporations Canada	Corporations Canada
Articles of Amendment
(Section 27 or 177 of the Canda Business Corporation Act (CBCA))
Form 4
Instructions
3 Any changes in the articles of the corporation must be made in accordance with section 27 or 177 of the CBCA.
A: If an amendment involves a change of corporate name (including the addition of the English or French version of the corporate named, the new name must comply with sections 10 and 12 of the CBCA as well as part 2 of the regulations, and the Articles of Amendment must be accompanied by a Canada-based NUANS® search report dated not more than ninety(90) days prior to the receipt of the articles by Corporations Canada. A numbered name may be assigned under subsection 11(2) of the CBCA without a NUANS® search.
D: Any other amendments must correspond to the paragraphs and subparagraphs referenced in the articles being amended. If the space available is insufficient, please attach a schedule to the form.
4 Declaration
This form must be signed by a director or an officer of the corporation (subsection 262(2) of the CBCA).
General
The information you provide in this document is collected under the authority of the CBCA and will be stored in personal information bank number IC/PPU-049. Personal information that you provide is protected under the provisions of the Privacy Act. However, public disclosure pursuant to section 266 of the CBCA is permitted under the Privacy Act.
If you required more information, please consult our website at www.corporationscanada.ic.gc.ca or contact us at 613-941-9042 (Ottawa region), toll-free at 1-866-333-5556) or by email corporationscanada@ic.gc.ca.
Prescribed Fees
•	Corporations Canada Online Filling Centre: $200

•	By mail or Fax: $200 paid by cheque payble to the Receiver General for Canada or by credit card (American Express®, MasterCard® or Visa®).
Important Reminders
Changes of registered office address and/or mailing address:
Complete and the change of Registered office Address (Form 3).

Changes of directors or changes of a director’s address:
Complete and fine changes Regarding Directors (Form 6).
These forms can be filed electronically, by mail or by fax free of charge.
File documents online:
Corporations Canada Online
Filing Centre:
www.corporationscanada.ic.gc.ca
or send document by mail:
Director General,
Corporations Canada
Jean Edmonds Tower South
9th Floor
365 Laurier Ave. West
Ottawa ON K1A OC8
By Facsimile:
613-941-0999
1	Corporation name WEX Pharmaceuticals Inc.

2	Corporation number 220185-2

3	The articles are amended as follows: (Please note that more than one section can be filled out)

A:	The corporation changes its name to:

B:	The corporation changes the province or territory in Canada where the registered office is situated to: (Do not indicate the full address)

C:	The corporation changes the minimum and/or maximum number of directors to: (For a fixed number of directors, please indicate the same number in both minimum and maximum options) Minimum: Maximum:

D:
Other changes: (e.g. to the classes of shares, to restrictions on share transfers, to restrictions on the busiunesses of the corporation or to any other provisions that are permitted by the CBCA to be set out in the Articles) Please specify.

SEE ATTACHED SCHEDULE A

4 Declaration
I hereby certify that I am a director or an officer of the corporation.

/s/ [ILLEGIBLE]

Signature

Edge Wang	[ILLEGIBLE] 676 7890

Print Name	[ILLEGIBLE]
Note:
Misrepresentation constitutes an offence and, on summary [ILLEGIBLE] a person is liable to a fine not exceeding $55000 or to improvement for a term not exceeding six months or both (subsection 250(1) of the CBCA).

220185-2	OCT 16 2007

WEX PHARMACEUTICALS INC.
SCHEDULE A TO ARTICLES OF AMENDMENT
The articles of WEX Pharmaceuticals Inc. (the “Corporation”) be amended to:
A.
Change the designation of the Common shares of the Corporation to “restricted voting shares” and replace the rights, privileges, restrictions and conditions attached to the unlimited no par value Common shares, redesignated as restricted voting shares (without par value) of the Corporation, with the rights, privileges, restrictions and conditions as set out below; and

B.	Create a new class of share, limited to one share, to be designated Class A Special share and to have attached thereto the rights, privileges, restrictions and conditions as set out below;
By deleting article 3 of the articles of incorporation and replacing it with the following:
“The Corporation is authorized to issued an unlimited number of restricted voting shares, which shall have attached to them the rights, privileges, restrictions and conditions set out in Schedule I hereto, and one Class A Special share, which shall have attached to them the rights, privileges, restrictions and conditions set out in Schedule II hereto;”
and by attaching to the articles of incorporation, Schedules I and II attached hereto.

SCHEDULE I
RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS
ATTACHED TO THE RESTRICTED VOTING SHARES
The restricted voting shares (the “Restricted Voting Shares”) of WEX Pharmaceuticals Inc. (the “Corporation”) shall have the following rights, privileges, restrictions and conditions:
1. Voting
The holders of the Restricted Voting Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation (other than a separate meeting of the holders of another class of shares) and shall have one vote for each Restricted Voting Share held.
2. Dividends
The holders of the Restricted Voting Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the directors of the Corporation out of the monies of the Corporation properly available for the payment of dividends, dividends in such amount and in such form as the directors of the Corporation may from time to time determine.
3. Dissolution
Subject to the rights of the holders of the Class A Special share, in the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of Restricted Voting Shares shall be entitled to participate equally, share for share, at the same time, in the distribution of the remaining property and assets of the Corporation.

SCHEDULE II
RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS
ATTACHED TO THE CLASS A SPECIAL SHARE
The Class A Special share (the “Class A Share”) of WEX Pharmaceuticals Inc. (the “Corporation”) shall have the following rights, privileges, restrictions and conditions (the “Class A Provisions”):
1. Interpretation
1.1 Definitions
Where used in these Class A Provisions, the following terms shall, unless there is something in the context otherwise inconsistent therewith, have the meanings set out below and grammatical variations of such terms shall have corresponding meanings:
“Act” means the Canada Business Corporations Act;
“affiliate” has the meaning ascribed thereto in the Act;
“board” or “board of directors” means the board of directors of the Corporation;
“business day” means a day other than a Saturday, Sunday or any other statutory holiday in the City of Toronto, Ontario or City of Vancouver, British Columbia;
“CKLS” means CK Life Sciences Int’l., Inc.;
“CKLS Entity” means CKLS or an entity it designates in writing to the Corporation pursuant to Section 20 of the Subscription Agreement that holds the Class A Share;
“CKLS Representative Number” means the number of directors equal to the number determined by the following formula:

total number of Restricted Voting Shares issued and held by CKLS, directly or indirectly, on the date of election	X number of sitting Directors

total number of Restricted Voting Shares issued and outstanding in the capital of the Corporation on the date of election rounded up to the nearest whole number (less, for greater certainty, the number of directors appointed or nominated for or elected by the Class A Holder who are currently sitting and whose term is not expiring) to a maximum of one half of the number of sitting directors;
so long as (1) the Convertible Debenture or any portion thereof (including accrued interest) remains outstanding or (2) CKLS beneficially owns or controls, directly or indirectly, 10% or more of the outstanding Restricted Voting Shares of the Corporation and, zero otherwise;

“CKLS Directors” means the directors nominated by the Class A Holder to be elected or appointed to the Board;
“Class A Holder” means the holder of the Class A Share which shall be the CKLS Entity or any affiliate of CKLS to which the Class A Share has been transferred;
“Restricted Voting Shares” means the restricted voting shares without par value in the capital of the Corporation;
“Convertible Debenture” means the convertible debenture in the principal amount of $15,600,000 issued to the CKLS Entity pursuant to the Subscription Agreement;
“Designated Officers” means the Chief Executive Officer, the Chief Financial Officer and the Chief Scientific Officer of the Corporation;
“director” means a director of the Corporation;
“herein”, “hereto”, “hereunder”, “hereof”, “hereby” and similar expressions mean or refer to these Class A Provisions and not to any particular section, paragraph, clause, subclause, subdivision or portion hereof, and the expression “Section” followed by a number or a letter means and refers to the specified section of these Class A Provisions;
“NMLP” means Nanning Maple Leaf Pharmaceutical Co., Ltd.; and
“Subscription Agreement” means the Subscription Agreement dated as of July 15, 2007 as amended as of August 14, 2007 between the Corporation and CKLS.
1.2 Gender, etc.
Words importing only the singular number include the plural and vice versa and words importing any gender include all genders.
1.3 Currency
Unless otherwise indicated, all monetary amounts referred to herein shall be in lawful money of Canada
1.4 Headings
The division of these Class A Provisions into sections, paragraphs or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.
1.5 Business Day
In the event that any date upon which any action is required to be taken by the Corporation or any CKLS Entity hereunder, is not a business day, then such action shall be required to be taken on or by the next succeeding day which is a business day.

2. Right to Notice and to Attend Shareholder Meeting
The Class A Holder shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation which the holders of the Restricted Voting Shares are entitled to attend.
3. Voting
The Class A Holder shall have the right, separately as a class, to elect the CKLS Representative Number of directors of the Corporation from time to time as provided herein. Except as herein provided or as otherwise required by the Act, the Class A Holder shall not be entitled, as such, to vote at any meeting of the shareholders of the Corporation.
The Class A Holder may exercise its right to elect the CKLS Representative Number of directors pursuant to this Section 3 by (1) subject to the receipt of waivers, if applicable, by directors or former directors of the rights of such directors under section 110(2) of the Act which waiver evidences compliance with section 142(1) of the Act, a resolution in writing signed by the Class A Holder annually and provided to the Corporation, or (2) a resolution passed by the Class A Holder at an annual meeting of the Class A Holder duly called and held for that purpose immediately following the annual meeting of the holders of the Restricted Voting Shares. The quorum at meetings of the Class A Holder consist of the Class A Holder or a duly appointed proxyholder or representative of the Class A Holder.
The Class A Holder’s right to elect the CKLS Representative Number of directors is subject to the CLKS Directors meeting the requirements of all applicable securities and corporate legislation, regulations and policies for directors, including those relating to residency requirements and proper consents to act in such capacity are provided to the Corporation prior to the time of the election.
4. Officer Designation Rights
So long as the Convertible Debenture or any portion thereof (including accrued interest) remains outstanding or CKLS beneficially owns or controls, directly or indirectly, 10% or more of the outstanding Restricted Voting Shares of the Corporation:
(a)
the Corporation and the board will not appoint or dismiss the Chairman, the Vice-Chairman if applicable, or the Chairman of the Audit Committee without the prior written approval of the Class A Holder;

(b)	the board shall appoint one of the Class A Holder’s representatives on the board to fill the position of Chairman of the board;
(c)	subject to applicable law, the Class A Holder shall be entitled to designate the appointment and termination of the Designated Officers, which shall be effected by the board; and
(d)
subject to the applicable law, the Class A Holder shall be entitled to designate the appointment and termination of appointment of the Chairman of the Corporation’s subsidiary, NMLP, which shall be effected by the board.

The Class A Holder’s right with respect to the appointment of officers under this section is subject to the officers meeting the requirements of all applicable securities and corporate legislation, regulations and policies for officers.
The Class A Holder may exercise such rights by a resolution in writing signed by the Class A Holder and provided to the Corporation or by a resolution passed by the Class A Holder at a meeting of the Class A Holder duly called and held for that purpose.
5. Dividends
The Class A Share shall not be entitled, as such, to receive any dividends.
6. Dissolution
In the event of a liquidation, dissolution or winding up of the Corporation, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, there will be paid to the Class A Holder, in respect of the Class A Share held by such holder, in preference to and priority over any distribution or payment on any other share in the capital of the Corporation the amount of $1.00, and after such payment the Class A Holder shall not be entitled to participate in any further distribution of property or assets of the Corporation in respect of the Class A Share held.
7. Automatic Cancellation
The Class A Shares shall automatically be cancelled, without any further action on the part of the Corporation, if the CKLS Entity at any time ceases to beneficially own or control, directly or indirectly, 10% or more of the issued and outstanding Restricted Voting Shares and no part of the Convertible Debenture (including any accrued interest) remains outstanding.
8. Transfer Restriction
The Class A Share is non-transferable and non-assignable except to an affiliate of CKLS.

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétiés par actions

WEX PHARMACEUTICALS INC.	220185-2

Name of corporation — Dénomination de la société	Corporation number — Numéro de la société

I hereby certify that the articles of the above-named corporation were amended:	Je certifie que les statuts de la société susmentionnée ont été modifiés:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément a l’avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;

/s/ Richard G. Shaw	October 21, 2004 / le 21 octobre 2004
Director — Directeur	Date of Amendment — Date de modification

Industry Canada	Industrie Canada	FORM 4	FORMULAIRE 4
		ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
Canada Business	Loi canadieene sur	(SECTION 27 OR 177)	(ARTICLE 27 OU 177)
Corporations Act	les société par actions

Name of the corporation — Dénomination de la société INTERNATIONAL WEX TECHNOLOGIES INC.	2 — Corporation No. — [ILLEGIBLE] de la société 220185-2

3 — The articles of the above-named corporation are amended as follows:	Les status de la société mentionnée ci-dessue sent modifies de la facon sulvantec
To change the name of the Corporation from INTERNATIONAL WEX TECHNOLOGIES INC. to WEX PHARMACEUTICALS INC. by deleting paragraph 1 of the Articles of Incorporation of the Corporation and inserting the following in place thereof:
1. “WEX PHARMACEUTICALS INC.”
such change of name to be effective upon the date of issuance of the Certificate of Amendment.

Signature	Printed Name — [ILLEGIBLE]	4 — Capacity of — En qualité de	5 — Tel. No. — [ILLEGIBLE] de tel.
/s/ [ILLEGIBLE]	Hay Kong Shum	CEO	604-683-8880

FOR DEPARTMENTAL USE ONLY. ALUSAGE DU MINISTERE SEULEMENT
OCT 21 2004
3069 (2003/06) (cxm) IF-199

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

INTERNATIONAL WEX TECHNOLOGIES INC.		220185-2

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifies:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’ article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’ avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’ article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c) en vertu de l’ article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’ article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

/s/ [ILLEGIBLE]
Director — Directeur	October 16, 1997/le 16 octobre 1997
Date of Amendment — Date de modification

CANADA BUSINESS	LOI SUR LES SOCIÉTÉS
CORPORATIONS ACT	COMMERCIALES CANADIENNES
FORM 4	PORMULE 4
ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
(SECTION 27 OR 171)	(ARTICLES 27 OU 171)

1. Name of Corporation — Dénomination de la société	2 — Corporation No. — [ILLEGIBLE] de la société

INTERNATIONAL WEX TECHNOLOGIES INC.	220185-2

3 — The articles of the above-named corporation are amended as follows:	Les states de la société ci-baut mentionée sent modifies de la [ILLEGIBLE]
Pursuant to s.173(1)(o) of the Canada Business Corporations Act, Article 7 is amended to provide that the Directors may appoint one or more directors who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at previous annual meeting of shareholders.

Date	Signature	Description of Office — Description du poste
October 10, 1997	/s/ [ILLEGIBLE]	Corporate Secretary

FOR DEPARTMENTAL USE ONLY		ALUSAGE DU MINISTÉRE SEULEMENT

Filed — Déposée
OCT 21 1997

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

INTERNATIONAL WEX TECHNOLOGIES INC.		220185-2

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément a l’avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les société par actions, tel qu’il est indiqé dans les clauses modificatrices ci-jointes designant une série d’actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de reorganisation ci-jointes.

/s/ [ILLEGIBLE]
Director — Directeur	August 8, 1996/le 8 août 1996
Date of Amendment — Date de modification

CANADA BUSINESS	LOI SUR LES SOCIÉTÉS
CORPORATIONS ACT	COMMERCIALES CANADIENNES
FORM 4	FORMULE 4
ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
(SECTION 27 OR 171)	(ARTICLES 27 OU 171)

1 — Name of Corporation — Dénominnation société de la société	2 — Corporation No. — [ILLEGIBLE] de La société

WEX TECHNOLOGIES INC.	220185-2

3 — The articles of the above-named corporation are amended as follows:	Les status de la société ci-haut mentionnée sont modifiés de la [ILLEGIBLE]

A.	Pursuant to s. 173(1)(a), Article 1 is amended to change the name of the Corporation from Wex Technologies Inc. to International Wex Technologies Inc.; and

B.
Pursuant to s. l73(l)(h), the Articles are amended to provide that the issued and outstanding shares of the Corporation be consolidated by consolidating every 7 (seven) issued and outstanding common shares without par value into 1 (one) common share without par value.

Date	Signature	Description of Office — Description de Poste
July 25/96	/s/ [ILLEGIBLE]	DIRECTOR

FOR DEPARTMENTAL USE ONLY		ALUSAGE DU MINISTÉRE SEULEMENT

Filed — [ILLEGIBLE]

Consumer and	Consommation et
Corporate Affairs Canada	Affaires commerciales Canada

Certificate of Amendment	Certificat de modification

Canada Business	Loi régiasant les sociétés
Corporations Act	par actions de régime fédéral

WEX TECHNOLOGIES INC.		220185-2

Name of Corporation — Denomination do la société		Number — Numéro

I hereby certify that the Articles of the above-mentioned Corporation were amended		Je certifie par les présentes que les statuts de la société mentionnée ci-haut ont été modifiés

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	(a) en vertu de 1’article 13 de la Loi regissant les sociétés par actions de régime fédéral conformément a i’avis ci-joint;

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐	(b) en vertu de 1’article 27 de la Loi régissant les sociétés, par actions de régime fédéral tel qu’indlque dans les clauses modificatrices ci-jointes designant une serie d’actions;

(c) under Section 177 of the Canada Business Corporations Act as set out in the attached Articles of Amendment;	☑	(c) en vertu de 1’article 177 de la Loi régissant les sociétés par actions de régime fédéral tel qu’indiqué dans les clauses modificatrices ci-jointes;

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization;	☐	(d) en vertu de 1’article 191 de la Loi régissant les sociétés par actions de régime fédéral tel qu’indiqué dans les clauses de réorganisation ci-jointes;

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement.	☐	(e) en vertu de 1’article 192 de la Loi régissant les sociétés par actions de régime fédéral tel qu’ indiqué dans les clauses d’arrangement ci-jointes.

Le directeur

/s/ [ILLEGIBLE]
Director		October 13, 1992/le 13 october 1992
Date of Amendment — Date de la modification

CANADA BUSINESS	LOI SUR LES SOCIÉTÉS
CORPORATIONS ACT	COMMERCIALES CANADIENNES
FORM 4	FORMULE 4
ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
(SECTION 27 OR 171)	(ARTICLE 27 OU 171)

1 — Name of Corporation — Denomination de la société	2 — Corporation No. — [ILLEGIBLE] de la société

WEX TECHNOLOGIES INC.	220185-2

3 — The articles of the above-named corporation are amended as follows:	Les statuts de la société ci-haut mentionnée sont modifiés de la taçon survante.
Article 5 of the Articles of Incorporation of the Company be and is hereby amended to change the number of directors of the Company from “three” to a “minimum of three and a maximum of ten”.

	Signature	Decription of Office — Decription de [ILLEGIBLE]
[ILLEGIBLE]	/s/ [ILLEGIBLE]	DIRECTOR

FOR DEPARTMENTAL USE ONLY		ALUSAGE DU MINISTÉRE SEULEMENT
[ILLEGIBLE]

Consumer and	Consommation
Corporate Affairs Canada	et Corporations Canada

Certificate of Amendment	Certificat de modification

Canada Business	Loi régissant les sociétés
Corporations Act	par actions de régime fédéral

WEX PHARMACEUTICALS INC.	220185-2

Name of corporation — Dénomination de la société	Corporation number — Numéro de la société

I hereby certify that the Article of the above-mentioned Corporation were amended	Je certifie par les présentes que les statuts de la société mentionnée ci-haut ont été modifiés

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	(a) en vertu de l’article 13 de la Loi régissant les sociétés par actions de régime fédéral confromément à l’avis ci-joint;

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐	(b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes designant une serie d’actions;

(c) under Section 177 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☑	(c) en vertu de l’article 177 de la Loi régissant les sociétés par actions de régime fédéral tel qu’indiqué dans les clauses modificatrices ci-jointes;

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization;	☐	(d) en vertu de l’article 191 de la Loi régissant les sociétés par actions de régime fédéral tel qu’indiqué dans les clauses de reorganisation ci-jointes;

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement.	☐	(e) en vertu de l’article 192 de la Loi régissant les sociétés par actions de régime fédéral tel qu’indiqué dans les clauses d’arrangement ci-jointes.
Le directeur
/s/ [ILLEGIBLE]		June 10, 1992/le 10 juin 1992
Director		Date of Amendment — Date de modification

CANADA BUSINESS	LOI SUR LES SOCIÉTÉS
CORPORATIONS ACT	COMMERCIALES CANADIENNES
FORM 4	FORMULE 4
ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
(SECTION 27 OR 171)	(ARTICLE 27 OU 171)

1 — Name of Corporation — Denomination de la société	2 — Corporation No — [ILLEGIBLE] de la société

OVERBRIDGE FARMS INTERNATIONAL, LTD.	220185-2

3 — The articles of the above-named corporation are amended as follows:	Les status de la société ci-haut mentionnée sont modifiés [ILLEGIBLE]
Article 1 of the Articles of Incorporation of the Corporation be and it is hereby amended to change the name of the Corporation from “OVERBRIDGE FARMS INTERNATIONAL, LTD.” to “Wex Technologies inc.”

	Signature	[ILLEGIBLE]

May 10, 1992	/s/ [ILLEGIBLE]	DIRECTOR
FOR DEPARTMENTAL USE ONLY		ALUSAGE DU MINISTÉRE SEULEMENT
[ILLEGIBLE]

Consumer and	Consummation
Corporate Affairs Canada	et Corporations Canada

Certificate of Incorporation	Certificat de consititution

Canada Business	Loi sur les sociétiés
Corporations Act	commerciales canadiannes

OVERBRIDGE FARMS INTERNATIONAL, LTD.	220185-2

Name of Corporation — Denomination ce a société	Number — Numéro

I hereby certify that the above-Mentioned Corporation, the Articles of Incorporation of which are attached, was incorporated under the Canada Business Corporations Act.	Je certifie par les présentes que la société mentionnée ci-haut, dont les statuts constitutifs sont joints, a été constituée en société en vertu de la Loi sur les sociétés commerciales canadiennes.
Le Directeur

/s/ [ILLEGIBLE]	June 3, 1987
Director	Le 3 juin 1987
[ILLEGIBLE]

[ILLEGIBLE]	[ILLEGIBLE]	FORM 1	FORMULE 1
		ARTICLES OF INCORPORATION	STATUTS CONSTITUTIFS
[ILLEGIBLE]	[ILLEGIBLE]	(SECTION 6)	(ARTICLE 6)

1 —	Name of Corporation	Dénomination [ILLEGIBLE] la société

OVERBRIDGE FARMS INTERNATIONAL, LTD.

2 —	The place in Canada where the registered office is to be situated	Lieu au Canada ou est situe [ILLEGIBLE]

620-625 Howe Street
Vancouver, British Columbia, V6C 2T6

3 —	The classes and any maximum number of shares that the corporation is authorized to issue	Catégories et tout nombre maximal d’actions que la société est autoriseé a emettre unlimited no par value common shares

4 —	Restrictions, if any on share transfers	Restrictions sur le transfert des actions, s’il y a lieu

N/A

5 —	Number for minimum and maximum number of directors	[ILLEGIBLE] Nombre minimal et maximal d’administrateurs

Three Directors

6 —	Restrictions if any on business the corporation may carry on	Limites imposées commercial que la société, s’il y a lieu

N/A

7 —	Other provisions if any	Autres dispositions, s’il y a lieu

N/A

8 — Incorporator’s	Fondateurs

[ILLEGIBLE]	Address [ILLEGIBLE] [ILLEGIBLE]	Signature

JAMES ALEXANDER LAING	3038 West 28th, Vancouver, B.C. V6L 1X5	[ILLEGIBLE]

ROBERT GORDON WILSON	Box 1210, Grand Prairie, Alberta	[ILLEGIBLE]

PETER HO	Box 674, Bassano, Alberta, TOJ 080	[ILLEGIBLE]

FOR DEPARTMENTAL USE ONLY — A L’USAGE DU [ILLEGIBLE] Corporation No. — [ILLEGIBLE] de la [ILLEGIBLE]	[ILLEGIBLE] 220185-2	JUN 12 198[ILLEGIBLE] JUN 12 198[ILLEGIBLE]